UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 12, 2009
TITANIUM ASSET MANAGEMENT CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-53352 (Commission File Number)	20-8444031 (IRS Employer Identification Number)

777 E. Wisconsin Avenue, Milwaukee, Wisconsin	53202-5310
(Address of principal executive offices)	(Zip Code)
(414) 765-1980
Registrant’s telephone number, including area code
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Attached hereto as Exhibit 99.1 and incorporated by reference herein is Titanium Asset Management Corp.’s press release to the AIM, a market operated by the London Stock Exchange, dated March 12, 2009, announcing its financial results for the year ended December 31, 2008.
This information is furnished pursuant to Item 2.02 of Form 8-K. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.
Item 9.01. Financial Statements and Exhibits
Exhibit 99.1 Press release of Titanium Asset Management to the AIM, a market operated by the London Stock Exchange, dated March 12, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITANIUM ASSET MANAGEMENT CORP.
Date: March 12, 2009	By:	/s/ Larry Haslee
		Name:	Larry Haslee
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Titanium Asset Management to the AIM, a market operated by the London Stock Exchange, dated March 12, 2009